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                                                              EXHIBIT 10(lxxxii)

                                AMENDMENT NO. 5
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                             UNFUNDED BENEFIT PLAN
             (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 2000)

         NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 5 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective September 1, 2000) (the "Plan") effective as of January 1, 2002. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    Section 1

         Section 3.3(a) of the Plan is hereby amended in its entirety to read as follows:

         "(a) Amount of Excess 401(k) Benefits. Each 401(k) Employee who is a Participant, may, prior to the first day of any Plan Year, by completing an approved deferral election form, direct his Employer to reduce his Compensation for such Plan Year by an amount equal to the difference between (i) a specified percentage, in 1% increments, with a maximum of 25%, of his Compensation for the Plan Year, and (ii) the maximum Before-Tax Contributions actually permitted to be contributed for him to the Profit Sharing Plan for such Plan Year by reason of the application of the limitations under Sections 402(g), 401(a)(17), and 401(k)(3) of the Code (which amounts shall be referred to as the "Excess 401(k) Benefits")."



                           EXECUTED this 21st day of December, 2001.



                                            NACCO MATERIALS HANDLING GROUP, INC.



                                            By: /s/ Charles A. Bittenbender
                                                --------------------------------
                                            Title: Assistant Secretary